UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported): November 18, 2010

Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	01-0893376
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2777 North Ontario Street Burbank, California		91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 565-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 18, 2010, the Company's shareholders adopted the 2010 Incentive Plan of Point.360, a copy of which is filed as Exhibit 10.1 to this Form 8-K report and incorporated herein.

Item 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Point.360’s (the “Company”) Company’s Annual meeting of Shareholders was held on November 18, 2010 after a solicitation of proxies pursuant to Regulation 14A of the Securities Exchange Act of 1934.  At the meeting, shareholders voted on;  (i) the election of directors to hold office until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified; (ii) the adoption of the 2010 Incentive Plan of Point.360; and (iii) the ratification and approval of SingerLewak LLP as independent auditors for the Company’s fiscal year ending June 30, 2011.

The results of shareholder voting were as follows:

1.	Election of Directors

Name	Votes For	Votes Withheld
Haig S. Bagerdjian	7,320,243	326,352
Robert A. Baker	7,314,608	331,987
Greggory J. Hutchins	6,860,670	785.925
Sam P. Bell	7,322,043	324,552
G. Samuel Oki	7,323,043	323,552

2.	Adoption of the 2011 Incentive Plan of Point.360:

Votes For	Votes Against	Votes Abstain	Broker Non-vote
6,667,947	958,648	20,000	1,775,206

3.	Ratification and Approval of SingerLewak as Independent Auditors for the Company’s Fiscal Year Ending June 30, 2011:

Votes For	Votes Against
9,075,950	345,851

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

10.1           2010 Incentive Plan of Point.360

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

November 19, 2010	By:	/s/ Alan R. Steel
		Name:	Alan R. Steel
		Title:	Executive Vice President
Finance and Administration
Chief Financial Officer